Exhibit 10.2

THIS DEED OF ASSIGNMENT AND ASSUMPTION is dated 24 June, 2020 and made between:

(1)

NAVIOS SOUTH AMERICAN LOGISTICS INC., a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 (the Assignor);

(2)

GRIMAUD VENTURES S.A., a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 (the Assignee);

(3)

NAVIOS MARITIME HOLDINGS, INC. a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 (the Borrower); and

(4)

ANEMOS MARITIME HOLDINGS INC., a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the Shareholder).

BACKGROUND

(A)	The Assignor is the lender under an up to USD70,000,000 facility agreement with the Borrower dated 25 April 2019 (as amended by a supplemental agreement dated 2 December 2019, Facility Agreement).

(B)	The Assignor has advanced monies to the Borrower under the Facility Agreement, and the Borrower owes the Assignor the Debt (as defined below).

(C)	The Assignor has agreed to assign all its legal and beneficial right, title and interest in the Debt, the Facility Agreement and the Security to the Assignee on the terms and conditions set out below.

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	The terms listed in this Clause 1 or otherwise defined in the recitals or the body of this deed, shall have the respective meanings set forth in this deed:

Assigned Documents: the Facility Agreement and each Security.

Assignment Amount: an amount equal to the outstanding principal amount of the loan under the Facility Agreement together with all interest, fees and other amounts payable to the Lender accrued but unpaid under the Facility Agreement to and including the Assignment Date.

Assignment Date: the date of this deed or any later date agreed in writing by the parties to this deed.

Debt: any present or future liability (actual or contingent) payable or owing by the Borrower to the Assignor under or in connection with the Facility Agreement and the Security.

Obligors: the Borrower and the Shareholder.

Security: the documents listed in Schedule 1 creating or purporting to create Security Interests over certain assets of the Obligors in favour of the Assignor.

Security Interest: any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment by way of security or other security interest securing any obligation of any person, or any other agreement or arrangement having a similar effect.

1.2	Clause and Schedule headings shall not affect the interpretation of this deed.

1.3

A reference to a person shall include a reference to an individual, firm, company, corporation, partnership, unincorporated body of persons, government, state or agency of a state or any association, trust, joint venture or consortium (whether or not having separate legal personality).

1.4	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.5

This deed shall be binding on, and enure to the benefit of, the parties to this deed and their respective personal representatives, successors and permitted assigns, and references to a party shall include that party’s successors, permitted assigns and permitted transferees.

1.6

A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time and shall include all subordinate legislation made from time to time under that statute or statutory provision.

1.7	An obligation on a party not to do something includes an obligation not to allow that thing to be done.

1.8

A reference to this deed (or any provision of it) or to any other agreement or document referred to in this deed is a reference to this deed, that provision or such other agreement or document as amended (in each case, other than in breach of the provisions of this deed) from time to time.

1.9	Unless the context otherwise requires, a reference to a clause or Schedule is to a clause of, or Schedule to, this deed.

1.10

Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

1.11	A reference to an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly).

1.12	A reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description.

1.13	A reference to an authorisation includes an approval, authorisation, consent, exemption, filing, licence, notarisation, registration and resolution.

1.14	A reference to continuing in relation to an Event of Default means an Event of Default that has not been remedied or waived.

1.15	This Deed is intended to take effect as a deed notwithstanding the fact a Party may only execute this Deed under hand.

2.	ASSIGNMENT AND ASSUMPTION

2.1

In consideration for the payment of the Assignment Amount (or any such other settlement arrangement or set-off arrangement agreed between the Assignor and the Assignee), the Assignor with immediate effect on the Assignment Date, hereby unconditionally, irrevocably and absolutely assigns to the Assignee all of the Assignor’s rights, title, interest and obligations present and future in, to, under and in respect of the Debt and the Assigned Documents together with the benefit of its rights, claims and remedies in, to, under and in respect of such Debt and the Assigned Documents.

2.2	On and from the Assignment Date:

(a)	the Assignee agrees to pay the Assignment Amount in full on the Assignment Date (or enter into such other settlement arrangement or set-off arrangement agreed between the Assignee and Assignor);

(b)

the Assignee irrevocably accepts the assignment by the Assignor of, and hereby assumes all of the Assignor’s rights, title and interest present and future in, to, under and in respect of the Debt and the Assigned Documents and further accepts the assignment by the Assignor of, and hereby assumes, the benefit of the Assignor’s rights, claims and remedies in, to, under and in respect of the Debt and the Assigned Documents;

(c)	the Assignor is released from all its obligations and liabilities under the Assigned Documents and, with respect to the Debt, all associated obligations and liabilities under Facility Agreement; and

(d)

the Assignee becomes a party to the Assigned Documents as the “Lender” and assumes the Assignor’s obligations and liabilities under the Assigned Documents and, with respect to the Debt, all associated obligations and liabilities under the Facility Agreement, in each case equivalent to those from which the Assignor is released under Clause 2.2(c).

2.3

The Assignee hereby gives notice to the Borrower of, and the Borrower hereby acknowledges and (and in compliance with, and for the purposes of, clause 15.3 (Assignment by Lender) of the Facility Agreement) unconditionally consents without any objection to, as evidenced by its signature to this deed, the assignment and assumption of the rights, title, interests and obligations present and future in, to, under and in respect of the Debt and the Assigned Documents pursuant to Clause 2.1 and Clause 2.2 and upon the terms and conditions set out in this deed. The Borrower further hereby acknowledges that the rights of the Assignor under the Debt and the Assigned Documents will be exercisable by, the liabilities and obligations of the Assignor under the Assigned Documents have been assumed by, and any notices in connection therewith must be given to, the Assignee. Other than as set out above, the Debt and the Assigned Documents shall continue on its existing terms in all other respects.

2.4

The Assignee hereby gives notice to the Shareholder of, and the Shareholder hereby acknowledges and (and in compliance with, and for the purposes of, clause 13.7 (Assignment by Lender) of each agreement constituting the Security) unconditionally consents without any objection to, as evidenced by its signature to this deed, the assignment and assumption of the rights, title, interests and obligations present and future in, to, under and in respect of the Security pursuant to Clause 2.1 and Clause 2.2 and upon the terms and conditions set out in this deed. The Shareholder further hereby acknowledges that the rights of the Assignor under the Security will be exercisable by, the liabilities and obligations of the Assignor under the agreements constituting the Security have been assumed by, and any notices in connection therewith must be given to, the Assignee. Other than as set out above, the Security shall continue on its existing terms in all other respects.

3.	INVESTIGATION AND RELIANCE

3.1

The Assignee confirms to the Assignor that it has received such information as it deems appropriate under the circumstances (however obtained), concerning the financial condition, creditworthiness, status or nature of any Obligor, to make an informed decision regarding the assignment referred to in Clause 2.1.

3.2

The Assignee agrees that it has made its own independent analysis and decision to enter into the assignment and assumption referred to in Clause 2.1, based on such information as it has deemed appropriate under the circumstances, and without reliance on the Assignor.

3.3	On the date of this deed and the Assignment Date the Assignor and the Assignee each represents and warrants to the other that:

(a)	it is a duly incorporated limited liability company validly existing under the law of its jurisdiction of incorporation; and

(b)

it has the power and authority to enter into, deliver and perform, and has taken all necessary action to authorise the entry into, delivery and performance of this deed and the transactions contemplated by hereby.

3.4	On the date of this deed and the Assignment Date the Assignor represents and warrants to the Assignee that:

(a)	it is the sole legal and beneficial owner and has good title to:

(i)	the Debt; and

(ii)	the rights and benefits under or in respect of each Assigned Document;

(b)

no Security Interest or other encumbrance (including any rights of set off) exists, or may exist as a result of any arrangement or agreement, over the Debt or the rights and benefits of the Assignor under or in respect of any Assigned Document;

(c)

no Event of Default has occurred, is continuing or will occur as a result of the assignment to be effected by this deed and no decision has been taken by the Assignor to accelerate or enforce its rights under any Assigned Document; and

(d)	all rights, benefits and obligations which the parties have agreed to assign or transfer to the Assignee under this deed are capable of being assigned or transferred.

3.5

Subject to Clause 3.3 and Clause 3.4 the Assignor does not make, and the Assignee does not rely upon, any representation, warranty or condition (express or implied) about, and the Assignor shall have no liability or responsibility to the Assignee for:

(a)	the effectiveness, validity or enforceability of the Assigned Documents delivered by the Assignor to the Assignee, or any of the terms or conditions contained in the Assigned Documents;

(b)	any non-performance by any party to the Assigned Documents; or

(c)	the financial condition, creditworthiness, status or nature of any Obligor.

4.	NOTICE

4.1

All notices and other communications hereunder shall take effect on receipt and be by letter, email or facsimile transmission. Such notices shall be sent to the relevant party at such address, email address or fax number set out below its signature to this deed or such other address, email address or fax number as it may notify to the other parties from time to time.

4.2	All future correspondence, dealings, and deliveries in respect of the Assigned Documents or the Debt should be made to the Assignee whose details are as follows:

GRIMAUD VENTURES S.A.

c/o Navios South American Logistics Inc.

Aguada Park Free Zone

Paraguay 2141, Of. 1603

Montevideo, Uruguay

Fax no: +598 2927-2219

5.	INDEMNITY

5.1

The Assignee shall indemnify and hold the Assignor harmless against any losses, damages or costs the Assignor suffers or incurs arising out of, relating to, or in connection with the Debt and the Assigned Documents (whether before or after the Assignment Date).

5.2	This indemnity shall not cover the Assignor to the extent that a claim under it results from the Assignor’s gross negligence or wilful misconduct.

6.	COSTS

6.1

Subject to Clause 6.2, each party shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this deed (and any documents referred to in it).

6.2

The Assignee shall pay any stamp duty and other similar duties and taxes (if any) to which this deed (and any documents referred to in it) may be subject or may give rise or which may otherwise be payable in connection with the assignment of the rights, title, interest and benefits in and to the Debt and the Assigned Documents.

7.	FURTHER ASSURANCE

At its own expense, each party shall promptly execute and deliver such documents and perform such acts as may be required for the purpose of giving full effect to this deed.

8.	THIRD PARTY RIGHTS

Except as expressly provided elsewhere in this deed, a person who is not a party to this deed (other than a permitted successor or assign) has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this deed. This does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

9.	GOVERNING LAW AND JURISDICTION

9.1

This deed and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with English law.

9.2

Each party irrevocably agrees that the courts of England shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this deed or its subject matter or formation.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SCHEDULE 1

SECURITY

Description of security	Chargor/Pledgors	Date
Charge over Shares re: Rider Shipmanagement Inc.	Anemos Maritime Holdings Inc.	25 April 2019

Charge over Shares re: Talia Shiptrade S.A.	Anemos Maritime Holdings Inc.	25 April 2019

Charge over Shares re: Thalassa Marine S.A.	Anemos Maritime Holdings Inc.	25 April 2019

Charge over Shares re: Asteroid Shipping S.A.	Anemos Maritime Holdings Inc.	25 April 2019

Charge over Shares re: Cloud Atlas Marine S.A.	Anemos Maritime Holdings Inc.	25 April 2019

Borrower Pledge over Collateral Account	Navios Maritime Holdings, Inc.	25 April 2019

Account Control Agreement	Navios Maritime Holdings, Inc.	25 April 2019

SIGNATURES TO THE DEED OF ASSIGNMENT AND ASSUMPTION

ASSIGNOR

Director – Secretary
Signature of Authorised Signatory

In the presence of: FOTEINI PAPARGYRI

Witness's signature……………………………………

Witness Name……… FOTEINI PAPARGYRI ………

Witness Address……… Akti Miaouli 85 Piraeus ………

ASSIGNEE

Director – President
Signature of Authorised Signatory

In the presence of: FOTEINI PAPARGYRI

Witness's signature……………………………………

Witness Name……… FOTEINI PAPARGYRI ………

Witness Address……… Akti Miaouli 85 Piraeus ………

SIGNATURES TO THE DEED OF ASSIGNMENT AND ASSUMPTION ASSIGNOR EXECUTED AS A DEED by) NAVIOS SOUTH AMERICA LOGISTICS INC., )a company incorporated in the Marshall Islands )acting by an authorised signatory) who, in accordance with the laws) of that territory, is acting under the) authority of the company) Signature of Authorised Signatory In the presence of: Witness’s signature Witness Name Witness Address ASSIGNEE EXECUTED AS A DEED by) GRIMAUD VENTURES S.A.,) a company incorporated in the Marshall Islands )acting by an authorised signatory) who, in accordance with the laws) of that territory, is acting under the) authority of the company) Signature of Authorised Signatory In the presence of: Witness’s signature Witness Name Witness Address

BORROWER

Vasiliki Papaefthymiou

Signature of Authorised Signatory
Director - Secretary

In the presence of: FOTEINI PAPARGYRI

Witness's signature..............................

Witness Name.........FOTEINI PAPARGYRI.........

Witness Address.........Akti Miaouli 85 Piraeus.........

SHAREHOLDER

Vasiliki Papaefthymiou

Signature of Authorised Signatory

Director - Secretary

FOTEINI PAPARGYRI

In the presence of:

Witness's signature..............................

Witness Name.........FOTEINI PAPARGYRI.........

Witness Address.........Akti Miaouli 85 Piraeus.........

BORROWER EXECUTED AS A DEED by) NAVIOS MARITIME HOLDINGS, INC., )a company incorporated in the Marshall Islands )acting by an authorised signatory) who, in accordance with the laws) of that territory, is acting under the) authority of the company) Signature of Authorised Signatory In the presence of: Witness’s signature Witness Name Witness Address SHAREHOLDER EXECUTED AS A DEED by) ANEMOS MARITIME HOLDINGS INC., ) a company incorporated in the Marshall Islands ) acting by an authorised signatory) who, in accordance with the laws) of that territory, is acting under the) authority of the company) Signature of Authorised Signatory In the presence of: Witness’s signature Witness Name Witness Address